MAINSTAY FUNDS TRUST

MainStay Absolute Return Multi-Strategy Fund

MainStay Tax Advantaged Short Term Bond Fund

Supplement dated July 7, 2017 (“Supplement”) to the

Statement of Additional Information dated August 29, 2016, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Statement of Additional Information.

Effective August 1, 2017, the introduction to the table and the table on page 87 are deleted in their entirety and replaced as follows:

With respect to Class A and Investor Class shares investments of $1,000,000 or more in the MainStay Absolute Return Multi-Strategy Fund and $250,000 or more in the MainStay Tax Advantaged Short Term Bond Fund, the dealer may receive a commission of up to:

FUND	COMMISSION
MainStay Absolute Return Multi-Strategy Fund	1.00% on the portion of a sale from $1,000,000 to $4,999,999 0.75% of any portion from $5,000,000 to $9,999,999 0.50% on any portion of $10,000,000 or more
MainStay Tax Advantaged Short Term Bond Fund	0.50% on any portion of a sale of $250,000 or more

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.